Trade and other payables (Tables)	12 Months Ended
Dec. 31, 2021
Trade and other payables [abstract]
Disclosure of trade and other payables
The following table summarises trade and other payables as at the dates presented:

	31 December 2021	31 December 2020
	€ million	€ million
Trade accounts payable(A)	1,691	1,124
Accrued customer marketing costs	1,160	775
Accrued deposits	264	246
Accrued compensation and benefits	482	217
Accrued taxes	220	193
Other accrued expenses	420	199
Total trade and other payables	4,237	2,754
(A)Includes amounts of €266 million (2020: €219 million) which are part of a supply chain finance programme facilitated by the Group. The programme permits suppliers to elect on an invoice-by-invoice basis to receive a discounted payment from the partner bank earlier than the agreed payment terms with the Group. If a supplier makes this election, the value and the due date of the invoice payable by the Group remains unchanged.